UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 6, 2020

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38326	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CWBR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COHBAR, INC.

FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) On July 6, 2020, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of CohBar, Inc. (the “Company”), authorized and approved the payment of non-equity incentive plan compensation payments in the amounts of $99,750 to Jon L. Stern, the Company’s former Chief Operating Officer, $82,500 to Jeffrey F. Biunno, the Company’s Chief Financial Officer, and $105,000 to Kenneth C. Cundy, the Company’s Chief Scientific Officer, in each case in connection with services rendered in fiscal year 2019 (each, a “Non-Equity Incentive Plan Payment” and, collectively, the “Non-Equity Incentive Plan Payments”). The Non-Equity Incentive Plan Payments were awarded based on the Compensation Committee’s assessment of the Company’s achievement of corporate performance objectives for the 2019 bonus program for the Company’s named executive officers and following the voluntary deferment of the Non-Equity Incentive Plan Payments by the recipients. The Compensation Committee determined that 100% of the 2019 corporate goals and objectives, which consisted of financial and developmental goals, were achieved.

The Compensation Committee determined that the payment to be awarded to Mr. Stern for 2019 was equal to 35% of his base compensation (representing 100% of his target bonus for 2019 of 35% of his base compensation). The payment amount awarded to Mr. Biunno for 2019 was equal to 30% of his base compensation (representing 100% of his target bonus for 2019 of 30% of his base compensation). The payment amount awarded to Dr. Cundy for 2019 was equal to 30% of his base compensation (representing 100% of his target bonus for 2019 of 30% of his base compensation).

The Non-Equity Incentive Plan Payments were not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2020 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 29, 2020 (the “2020 Proxy Statement”), because the amount of such Non-Equity Incentive Plan Payments was not determined and not calculable as of the time of the filing of the 2020 Proxy Statement. Mr. Stern’s total compensation for the fiscal year ended December 31, 2019, as reported in the 2020 Proxy Statement was $293,400, and his recalculated total compensation for the fiscal year ended December 31, 2019, including his Non-Equity Incentive Plan Payment, is $393,150. Mr. Biunno’s total compensation for the fiscal year ended December 31, 2019, as reported in the 2020 Proxy Statement was $317,675, and his recalculated total compensation for the fiscal year ended December 31, 2019, including his Non-Equity Incentive Plan Payment, is $400,175. Dr. Cundy’s total compensation for the fiscal year ended December 31, 2019, as reported in the 2020 Proxy Statement was $383,273, and his recalculated total compensation for the fiscal year ended December 31, 2019, including his Non-Equity Incentive Plan Payment, is $488,273.

Item 8.01	Other Information.

On July 7, 2020, the Company issued a press release announcing it has resumed the Phase 1b stage of its Phase 1a/1b clinical trial of CB4211, its lead candidate for the treatment of nonalcoholic steatohepatitis and obesity. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

3.1	CohBar, Inc. press release dated July 7, 2020.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

July 9, 2020	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno Chief Financial Officer

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